Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 1 16 November 2022 ASX RELEASE Company Announcements Platform October Business Update Total Income Rises 18.0% YoY and 8.7% MoM Sezzle Inc. (ASX:SZL) (Sezzle or Company) // Purpose-driven installment payment platform, Sezzle, is pleased to provide the market with an update on key financial metrics for the month ended 31 October 2022.1 • Total Income increased 18.0% YoY and 8.7% MoM to US$11.5M (A$18.0M2), reaching a new high as a percentage of UMS of 7.8%, a 190bps YoY improvement. • The Company’s previously announced initiatives of US$60.0M in annualized revenue and costs savings remain on track to be fully rolled out in 1Q23. • Significant progress continues to be made towards profitability, as measured by Net Income (a GAAP measure) and Adjusted EBTDA3 (a non-GAAP measure). • For October, Net Loss was US$1.5M compared to an average monthly Net Loss of US$8.6M in 4Q21. • For October, Adjusted EBTDA was a negative US$0.2M compared to an average monthly Adjusted EBTDA of negative US$8.2M in 4Q21. • Sezzle Premium has over 105,000 active subscribers (15 November 2022). “Our path to profitability is not just about cost cutting, but also growing revenue. October was the Company’s second-best performance ever, in terms of revenue,” stated Charlie Youakim, Sezzle’s Chairman and CEO. “We are looking forward to the upcoming holiday season and expect to reach new highs in top line performance. We are even more excited about 2023, as we expect to turn the corner in profitability and launch additional revenue generating and cost savings initiatives beyond the US$60.0M announced in 2022.” 1 Results are unaudited. 2 A$ to US$ exchange rate of $0.6390 as of 31 October 2022. 3 Adjusted EBTDA is a non-GAAP measure. For a reconciliation of GAAP Net Income (Loss) and Adjusted EBTDA see Appendix for reconciliation.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 2 1 1 Adjusted Operating Expense and Other Income and Expenses is a non-GAAP financial measurement equal to the sum of GAAP Operating Expense and Net Interest Expense less depreciation, amortization, and M&A related expenses. See Appendix for reconciliation. 1

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 3 Appendix - Reconciliation of GAAP to Non-GAAP Measures Reconciliation of Net Income (Loss) to Adjusted EBTDA Reconciliation of Operating Expense to Adjusted Operating Expense and Other Income and Expenses This October business update has been approved by the Company’s Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board. Contact Information For more information about this announcement: Lee Brading, CFA Investor Relations +651 240 6001 InvestorRelations@sezzle.com Justin Clyne Company Secretary +61 407 123 143 jclyne@clynecorporate.com.au Erin Foran Media Enquiries +651 403 2184 erin.foran@sezzle.com For the month ended For the three months ended October 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Net income (loss) (1,513)$ 4,344$ (15,084)$ (27,989)$ (25,922)$ Depreciation and amortization 67 207 219 224 211 Income tax expense 2 11 17 21 7 Equity and incentive-based compensation 354 2,619 1,863 3,731 505 Other income and expense, net 44 (48) (155) 228 48 Merger-related costs - 101 2,059 4,405 642 Reimbursement of merger-related costs - (11,000) - - - Write-off of unamortized debt issuance costs - 316 - - - Loss on extinguishment of line of credit 826 - - - - Adjusted EBTDA (220)$ (3,450)$ (11,082)$ (19,379)$ (24,508)$ For the month ended For the three months ended October 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Operating expenses 11,255$ 23,909$ 42,805$ 53,758$ 57,279$ Net interest expense 865 2,192 1,670 1,615 1,517 Depreciation and amortization (67) (207) (219) (224) (211) Equity and incentive-based compensation (354) (2,619) (1,863) (3,731) (505) Merger-related expenses - (101) (2,059) (4,405) (642) Reimbursement of merger-related costs - 11,000 - - - Write-off of unamortized debt issuance costs - (316) - - - Adjusted operating expenses and other income and expenses 11,700$ 33,858$ 40,334$ 47,013$ 57,437$ (All units in $US thousands) (All units in $US thousands)

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 4 About Sezzle Inc. Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Sezzle’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future, unless the re-sale of the CDIs is registered under the Securities Act or another exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. Cautionary Note Regarding Forward-Looking Statements This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to: statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) the potential impact of the termination of our merger agreement with Zip Co Limited, including any impact on our stock price, business, financial condition and results of operations, and the potential negative impact to our business and employee relationships(ii) impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (iii) impact of operating in a highly competitive industry; (iv) impact of macro-economic conditions on consumer spending; (v) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales (“UMS”); (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (ix) impact of the integration, support and prominent presentation of our platform by our merchants; (x) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xi) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xii) impact of the loss of key partners and merchant relationships; (xiii) impact of exchange rate fluctuations in the international markets in which we operate; (xiv) our ability to protect our intellectual property rights; (xv) our

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 5 ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and the international markets in which we operate; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2022 and subsequent quarterly reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this release. This release has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the presentation (any of which may change without notice). No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption. Non-GAAP Financial Measures To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures: adjusted operating expense; and adjusted earnings before taxes, depreciation, and amortization (“Adjusted EBTDA”). Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows: • Adjusted operating expense is defined as GAAP operating expenses less transaction expense, provision for uncollectible accounts, depreciation and amortization, equity and incentive–based compensation, and other non-recurring charges as detailed in the reconciliation table of adjusted operating expense to GAAP operating expense. We believe that adjusted operating expense is a useful financial measure to both management and investors for evaluating our operating performance without the impact of non-recurring charges or items; • Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive–based compensation, and merger-related costs as detailed in the reconciliation table of adjusted EBTDA to GAAP net income (loss) below. We believe that this financial measure is a useful

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 6 measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business. Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this Form 10-Q to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following: • Adjusted operating expense and adjusted EBTDA exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive–based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash. • Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.